UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 1, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      000-26213                83-0401552
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
        of Incorporation)                                    Identification No.)


   401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey         07601
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   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On April 1, 2005, Robert Lunde resigned from the Board of Directors of the registrant.

ITEM 7.01   OTHER EVENTS

         On April 4, 2005, the registrant announced that it had executed a non-binding letter of intent to acquire SuiteSpeed, Inc, a provider of wireless solutions for hotels. A copy of the press release is set forth as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

         The following exhibit has been filed with this Current Report on Form 8-K:

         Exhibit 99.1      Press Release dated April 4, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROOMLINX, INC.


                                            By: /s/ Frank Elenio
                                                -------------------------------
                                                Name:  Frank Elenio
                                                Title:  Chief Financial Officer

Dated:  April 6, 2005



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

                                  EXHIBIT INDEX


         The following exhibit has been filed with this Current Report on Form 8-K:

         Exhibit 99.1      Press Release dated April 4, 2005



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